SUBSEQUENT EVENTS	11 Months Ended
Dec. 31, 2020
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 10. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the consolidated financial statements were issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statements.

On January 11, 2021, Longview issued an unsecured promissory note (the “Note”) in the principal amount of up to $2,000,000 to the Sponsor, which principal amount can be drawn down from time to time in increments of no less than $10,000.  The Note bore interest at a rate of 6.00% per annum, compounded annually and computed on the basis of the 360-day year, and was repayable in full upon consummation of the Company’s initial business combination. In the event of termination of the Business Combination Agreement pursuant to Section 7.1 of the Business Combination Agreement, (i) penalty interest shall accrue at an increased rate equal to 12.00% per annum, and (ii) prior to the repayment of amounts outstanding under the Note, the Sponsor was entitled to elect to convert any unpaid balance of the Note in whole or in part into warrants (the “Conversion Warrants”) equal to the principal amount of the Note so converted divided by $1.50.  The terms of any such Conversion Warrants would be identical to the terms of the Private Placement Warrants. The Note was subject to customary events of default, the occurrence of which would automatically trigger the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable. Prior to the completion of the Business combination, the Company drew down on the loan and it was repaid as part of the closing of the Business Combination.

As described in Note 1, the Company completed the Business Combination on February 12, 2021.